--------------------------------------------------------------------------------

DELAFIELD                                 600 FIFTH AVENUE, NEW YORK, N.Y. 10020
FUND, INC.                                (212) 830-5200

================================================================================




Dear Fellow Shareholders:



During the past quarter, the Fund's net asset value increased 21.3% versus increases of 10.7% in the Standard & Poor's 500 and 21.1% in the Russell 2000, each on a total return basis. The Fund's net asset value as of December 31, 2001 was $19.70 per share which was after taking into account: an ordinary dividend of $0.0172, a short-term capital gain distribution of $0.4039 and a long-term capital gain distribution of $0.7222 which were paid the 27th of December.

For the year as a whole, the Fund's net asset value increased 32.2% versus a decrease of 11.9% in the Standard & Poor's 500 and an increase of 2.5% in the Russell 2000. At the beginning of the year, our commitment to equities was roughly 94% while at year-end our reserve amounted to 25% and our net assets to $200,046,781.

While we are pleased with these results, the year was not without its individual disappointments. Toward year-end, the market began a steady recovery despite the events of September 11th. Investors sensing an economic recovery in 2002 began to purchase the "tech" sector and cyclicals. At the same time, the Federal Reserve aggressively increased the money supply and lowered interest rates resulting in a substantial recovery in the stock market.

While lower interest rates, declining energy prices and a lower overall rate of inflation will help, the consumer remains burdened by high levels of debt. In addition, unemployment has risen substantially and mortgage refinancing seems likely to subside. Our much vaunted budget surplus has become a deficit although increased government spending will prime the economy. Moreover, in spite of the erosion in stock market value during the past two years, housing prices have remained firm which seems to have muted the negative "wealth effect" that we had expected to have a significant impact on the economy.

The drama to be played out in the coming year will be to see if business can show a sufficient rebound in profitability to sustain the present level of the stock market or even to allow it to increase further. Whether or not we are on the cusp of a strong recovery is very uncertain.

It seems worth reiterating the strategy which we employ to protect your capital and to enhance its growth. This strategy has resulted in above average returns for many years and we believe it is low risk, logical and will result in attractive returns in the years ahead.

1. We search for companies that are selling at prices which seem modest in relationship to the company's intrinsic value.

2. We meet with managements, visit plants, talk to competition, consider the makeup of the Board of Directors and make a judgment as to whether we wish to be in business with the management. In other words, we try to understand the business of the companies in which we invest and the individuals who direct the company's future.

3. We search for companies wherein something may change which will alter that company's future for the better. These can be simple matters ranging from a change in the management or management's attitude toward how they run the business, to a change in control, to a change in business opportunity, or to a change in the dynamics of a company's cash flow and its use.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

4. If we perform our analysis correctly, the value added we bring to you is an earlier and better understanding of the companies in our portfolio than that of other investors. Then, if the companies begin to improve, their earnings should increase and they should be valued at a higher price earnings multiple.

5. We have never worried about the profits that we did not make. We worry much more about what we might lose. We believe that stock selection is much more relevant to successful investing than total commitment to equities. In the volatile markets which have developed over the last 15 to 20 years, we have come to believe that the long-term investors' best hedge against volatility is to have cash with which to invest in companies when prices seem unduly depressed.

Your portfolio is composed of such companies. We are holding relatively large reserves since we believe that many of our holdings are selling at fair prices and we are uncertain as to the strength of the economic recovery.

Delta Apparel, Inc. has announced a tender to purchase up to 350,000 shares of its common stock at a price not in excess of $22 nor less than $19 per share. The offer, which is set to expire on January 10, 2002, would retire 15% of the outstanding shares if 350,000 shares are repurchased. The buy back would be nicely accretive to earnings and could be financed from the free cash flow generated by operations in the current year.

We have initiated a position in Sensient Technologies Corporation (SXT). SXT is an $800 million in sales company which produces a full range of food and beverage flavors and colors, cosmetic and pharmaceutical additives. The company possesses a leading market share in most of their products. Roughly 65% of revenue is generated from the flavors and fragrances group which has a mid-teens operating margin while the balance of the business, colors, is earning a margin closer to 25%. Sensient generates free cash flow which it has used to repurchase stock as well as to make selected acquisitions. With returns on equity consistently in the mid to upper teens, the shares appear to be reasonably priced.

At the close of business on December 31st, FMC paid a tax free dividend of 1.7 shares of FMC Technologies to its shareholders. The two companies are now completely separated.

The parent, FMC Corporation, will be a supplier of basic industrial commodity chemicals such as soda ash, hydrogen peroxide, phosphorous and lithium as well as agricultural pesticides and herbicides and biopolymers used in the food and pharmaceutical industries. Its revenues should be approximately $2 billion and despite depressed markets for most of its products, earnings this year are anticipated to be somewhat in excess of $3 per share. Thus, the company is valued at a substantially lower level than most of its peers.

FMC Technologies, Inc. (FTI) with revenues of $1.9 billion is a leading supplier of sub-sea systems to the oil and gas industry. FMC Technologies is well capitalized with relatively modest debt. FTI owns two other divisions, one a supplier to airports (after the events of September 11th, a difficult business) and the other a food machinery business - FMC's original business. The latter should perform well in the coming years. FMC Technologies is expected to have earnings in the vicinity of $1 per share this year, valuing it at a significant discount to its principal competitor, Cooper Cameron Corporation.

We welcome inquiries from potential investors, large or small. Anyone interested is encouraged to call Cleo Piperis at (212) 830-5452 or either of us.

We have become aware that many shareholders have not been receiving our quarterly letters since they may not be distributed to those who are not direct shareholders. Accordingly, anyone who wishes to be on our mailing list should either call Cleo or write to us and we will be happy to add you to the list.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The  Delafield  Fund  is  available   through   Charles   Schwab's  Mutual  Fund
Marketplace, Fidelity Investments Fund Network, National Investor Services Corp. (TD Waterhouse) and First Trust Co. (Datalynx). With very best wishes.


Sincerely,




           /s/ J. Dennis Delafield                  /s/ Vincent Sellacchia


           J. Dennis Delafield                      Vincent Sellecchia
           Chairman                                 President
           Tel.  (212) 830-5454                     Tel.  (212) 830-5456



P.S. The net asset  value per share of the Fund is  determined  as of 4:00 P.M.,
     Eastern Time on each Fund Business Day (as fully described on page 7 of the Fund Prospectus). In addition to the Fund's published NASDAQ listing, you may check its net asset value at any time by calling 1-800-221-3079 (or, 212-830-5220) to speak directly to a Fund representative during the normal business hours of 8:30 A.M. - 5:30 P.M., Eastern Time. During off business hours, you may use the same 800 number (or, 212-830-5220) for a pre-recorded message. The 3-digit code number for the Delafield Fund is 819.


     Our  Website address is: www.delafieldfund.com.




















--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      CUMULATIVE TOTAL RETURN WITH INCOME*

                                                                                    Indices
                                                                                    -------

                                                                          S & P             Russell
                                                                           500               2000
                                                   Delafield Fund**       Total              Total
                                                   --------------        -------            -------
Quarter ended December 31, 2001                         21.3%             10.7%              21.1%
One year ended December 31, 2001                        32.2             (11.9)               2.5

Inception, November 19, 1993 to December 31, 2001      199.0             188.1              117.9

                   Annual Average Total Return with Income*

                                                                          S & P             Russell
                                                                           500               2000
                                                   Delafield Fund**       Total              Total
                                                   --------------        -------            -------
Three years ended December 31, 2001                     17.7%             (1.0%)              6.4%
Five years ended December 31, 2001                      11.6              10.7                7.5
Inception, November 19, 1993 to December 31, 2001       14.4              13.9               10.1

                                    Asset Mix

                               12/31/00       3/31/01        6/30/01        9/30/01        12/31/01
                               --------       -------        -------        -------        --------
Equities                         94.3%          93.9%          82.3%          88.4%          74.5%
Corporate Bonds                   0.0            0.0            0.2            0.2            0.1
Cash Equivalents                  5.7            6.1           17.5           11.4           25.4
                               --------       -------        -------        -------        --------
                                  100%           100%           100%           100%           100%

                              TEN LARGEST HOLDINGS
                                                                                % of Total
Company                                                                          Portfolio
-------                                                                         ----------
FMC Corporation                                                                     3.7
MSC Industrial Direct Company, Inc.                                                 3.7
Sensient Technologies Corporation                                                   3.1
Furniture Brands International, Inc.                                                2.9
John H. Harland Company                                                             2.9
International Multifoods Corporation                                                2.9
Engelhard Corporation                                                               2.8
Flowserve Corporation                                                               2.5
Kennametal Inc.                                                                     2.2
AMETEK, Inc.                                                                        2.0
                                                                                   ----
                                                                                   28.7%
                                                                                   ----

* The performance data quoted above represents past performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

**   Delafield Fund Performance is stated after fees.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

DELAFIELD FUND, INC.
PERFORMANCE COMPARISON CHART

================================================================================



             The value of a $10,000 investment in the Delafield Fund from its inception, November 19, 1993 to December 31, 2001, as compared to the Standard & Poor's 500 Index.


The Table below represents the omitted line graph which compares the change in value of $10,000 investment in the Delafield Fund, Inc. and the S&P Index.

INCEPTION            S&P 500        DELAFIELD
---------           ---------       ---------
11/19/93            10,000.00       10,000.00
12/31/93            10,112.00       10,170.00
06/30/94             9,769.20       10,361.20
12/31/94            10,244.96       10,739.38
06/30/95            12,315.47       12,350.29
12/31/95            14,095.06       13,680.41
06/30/96            15,518.66       15,566.94
12/31/96            17,331.24       17,285.53
06/30/97            20,903.20       19,631.18
12/31/97            23,114.76       20,683.41
06/30/98            27,208.39       21,351.48
12/31/98            29,719.72       18,311.03
06/30/99            33,399.02       21,213.33
12/31/99            35,974.09       19.847.19
06/30/00            35,823.00       19,565.36
12/31/00            32,699.23       22,623.43
06/30/01            30,508.38       27,980.66
12/31/01            28,812.12       29,905.73


------------------------------------------- ------------------------------------
                                            Average Annual Total Return
                                       For the period ended December 31, 2001

----------------------------- ------------- ----------------- ------------------
                                 One Year        Five-Year       Since Inception
                                                                    (11/19/93)
                              ------------- ----------------- ------------------
Delafield Fund, Inc.              32.18%          11.58%             14.44%
S & P 500 Index                  -11.89%          10.69%             13.92%
----------------------------- ------------- ----------------- ------------------

The above graph & table do not reflect the deduction of taxes that a shareholder would pay on the fund distribution or the redemption of fund shares.

            Past performance is not predictive of future performance.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

DELAFIELD FUND, INC.
STATEMENT OF NET ASSETS
DECEMBER 31, 2001

================================================================================

                                                                                                    Value
                                                                              Shares               (Note 1)
                                                                              ------                ------
Common Stocks (74.47%)
------------------------------------------------------------------------------------------------------------------------------------
Building (0.85%)
Walter Industries, Inc.                                                       150,000           $     1,696,500
                                                                                                ---------------
Business Services (1.06%)
MPS Group, Inc.                                                               297,700                 2,125,578
                                                                                                ---------------
Chemicals (8.02%)
Calgon Carbon Corporation                                                      50,000                   417,500
Crompton Corporation                                                          110,000                   990,000
Engelhard Corporation                                                         200,000                 5,536,000
Ferro Corporation                                                             145,000                 3,741,000
Minerals Technologies Inc.                                                     75,000                 3,498,000
PolyOne Corporation                                                           190,000                 1,862,000
                                                                                                ---------------
                                                                                                     16,044,500
                                                                                                ---------------
Computer & Computer Services (0.94%
Unisys Corporation*                                                           150,000                 1,881,000
                                                                                                ---------------
Consumer Products & Services (9.58%)
Blyth, Inc.                                                                    47,000                 1,092,750
Bush Industries, Inc.                                                         176,000                 1,911,360
Furniture Brands International, Inc.*                                         183,000                 5,859,660
Harman International Industries, Incorporated                                  60,000                 2,706,000
Huffy Corporation *                                                           200,000                 1,280,000
Proquest Company*                                                              85,000                 2,882,350
(The) Reader's Digest Association, Inc.                                        90,000                 2,077,200
Water Pik Technologies, Inc.*                                                 155,000                 1,346,950
                                                                                                ---------------
                                                                                                     19,156,270
                                                                                                ---------------
Energy (5.20%)
Devon Energy Corporation                                                      100,000                3,865,000
FMC Technologies, Inc.*                                                        50,000                  822,500
Forest Oil Corporation *                                                      100,000                 2,821,000
Pancanadian Energy Corporation                                                 50,000                 1,300,000
Petroleum Geo-Services Sponsored ADR*                                         200,000                 1,592,000
                                                                                                ---------------
                                                                                                     10,400,500
                                                                                                ---------------
Financial Products & Services (3.08%)
Deluxe Corporation                                                             10,000                   415,800
Harland (John H.) Company                                                     260,000                 5,746,000
                                                                                                ---------------
                                                                                                      6,161,800
                                                                                                ---------------
Food Processing (2.87%)
International Multifoods Corporation*                                         240,000                 5,736,000
                                                                                                ---------------

--------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------




================================================================================

                                                                                                    Value
                                                                              Shares               (Note 1)
                                                                              ------                ------
Common Stocks (Continued)
-----------------------------------------------------------------------------------------------------------------------------------
Industrial Distribution (3.65%)
MSC Industrial Direct Company, Inc.*                                          370,000           $     7,307,500
                                                                                                ---------------
Industrial Products (15.60%)
AMETEK, Inc.                                                                  125,000                 3,986,250
Carlisle Companies, Incorporated                                               78,000                 2,884,440
Flowserve Corporation *                                                       185,000                 4,922,850
Harsco Corporation                                                             16,000                   548,800
Honeywell International Inc.                                                  105,000                 3,551,100
Kennametal Inc.                                                               110,000                 4,429,700
(The) Manitowoc Company, Inc.                                                  25,000                   777,500
Navistar International Corporation*                                            85,000                 3,357,500
Rockwell International Corporation                                            160,000                 2,857,600
Thermo Electron Corporation*                                                  150,000                 3,579,000
UNOVA, Inc.*                                                                   55,000                   319,000
                                                                                                ---------------
                                                                                                     31,213,740
                                                                                                ---------------
Insurance (Property/Casualty) (0.22%)
Danielson Holding Corporation*                                                100,000                   444,000
                                                                                                ---------------
Insurance (Reinsurance) (0.51%)
Trenwick Group Ltd.                                                           100,000                 1,017,000
                                                                                                ---------------
Metals/Mining (1.92%)
Commercial Metals Company                                                     110,000                 3,847,800
                                                                                                ---------------
Real Estate (1.84%)
Kimco Realty Corporation                                                      112,500                 3,677,625
                                                                                                ---------------
Retail (3.89%)
CVS Corporation                                                               105,000                 3,108,000
Dress Barn, Inc.*                                                              87,000                 2,175,870
Footstar, Inc. *                                                               80,000                 2,504,000
                                                                                                ---------------
                                                                                                      7,787,870
                                                                                                ---------------
Technology (3.62%)
FileNET Corporation*                                                          175,000                 3,550,750
Lightbridge, Inc.*                                                             61,000                   741,150
Solectron Corporation*                                                         50,000                   564,000
Symbol Technologies, Inc.                                                     150,000                 2,382,000
                                                                                                ---------------
                                                                                                      7,237,900
                                                                                                ---------------

--------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

DELAFIELD FUND, INC.
STATEMENT OF NET ASSETS(CONTINUED)
DECEMBER 31, 2001

================================================================================

                                                                                                         Value
                                                                                     Shares             (Note 1)
                                                                                     ------              ------
Common Stocks (Continued)
-----------------------------------------------------------------------------------------------------------------------------------
Telecommunication Equipment (0.67%)
Corning Incorporated*                                                                150,000          $   1,338,000
                                                                                                      -------------
Textile/Apparel (0.78%)
Delta Apparel, Inc.*                                                                  41,200                861,080
Delta Woodside Industries, Inc.*                                                     800,000                704,000
                                                                                                      -------------
                                                                                                          1,565,080
                                                                                                      -------------
Miscellaneous (10.17%)
Acuity Brands, Inc.                                                                  250,000              3,025,000
Florida East Coast Industries, Inc.                                                   96,000              2,222,400
FMC Corporation *                                                                    125,000              7,437,500
National Service Industries, Inc.                                                    425,000                858,500
Ryder System, Inc.                                                                    25,000                553,750
Sensient Technologies Corporation                                                    300,000              6,243,000
                                                                                                      -------------
                                                                                                         20,340,150
                                                                                                      -------------
Total Common Stocks (Cost $116,281,730)                                                               $ 148,978,813
                                                                                                      -------------


                                                                                                         Value
Corporate Bonds (0.13%)                                                              Shares             (Note 1)
------------------------------------------------------------------------------------------------------------------------------------
Engineering & Machinery (0.13%)
Briggs & Stratton, 8.875%, due 03/15/2011                                            250,000                262,500
                                                                                                      -------------
Total Corporate Bonds (Cost $244,883)                                                                 $     262,500
                                                                                                      -------------


Short-Term Investments (24.57%)                                                      Face                Value
Repurchase Agreements (24.57%)                                                      Amount              (Note 1)
------------------------------------------------------------------------------------------------------------------------------------
J.P. Morgan Securities Inc., 1.68%, due 01/02/02 (Collateralized by $127,185,000,
Treasury Note, 0.00%, due 05/15/17, proceeds $50,123,610)                        $49,140,000             49,140,000
                                                                                                      -------------
Total Short-Term Investments (Cost $49,140,000)                                                       $  49,140,000
                                                                                                      -------------
Total Investments (99.17%) (Cost $165,666,613+)                                                         198,381,313
Cash and Other Assets in Excess of Liabilities (0.83%)                                                    1,665,468
                                                                                                      -------------
Net Assets (100.00%), 10,156,086 Shares Outstanding                                                   $ 200,046,781
                                                                                                      =============
Net asset value, offering and redemption price per share                                              $       19.70
                                                                                                      =============

*    Non-income producing.

+ Aggregate cost for federal income tax purposes is $165,794,342. Aggregate unrealized appreciation and depreciation, based on cost for Federal income tax purposes, are $35,950,833 and $3,363,862, respectively.


--------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

DELAFIELD FUND, INC.
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2001

================================================================================


INVESTMENT INCOME
Income:
   Interest........................................................................     $          727,427
   Dividends (Net of $5,111 foreign tax withheld)..................................              1,264,700
                                                                                         -----------------
       Total income................................................................              1,992,127
                                                                                         -----------------
Expenses: (Note 2)
   Investment management fee.......................................................              1,014,579
   Administration fee..............................................................                266,327
   Custodian expenses..............................................................                 15,169
   Shareholder servicing and related shareholder expenses..........................                126,714
   Legal, compliance and filing fees...............................................                 63,588
   Audit and accounting............................................................                 80,269
   Directors' fees and expenses....................................................                 11,046
   Other...........................................................................                  3,957
                                                                                         -----------------
       Total expenses..............................................................              1,581,649
       Less: Expenses paid indirectly..............................................      (           7,207)
                                                                                         -----------------
       Net expenses................................................................              1,574,442
                                                                                         -----------------
Net investment income..............................................................                417,685
                                                                                         -----------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized gain (loss) on investments............................................             10,588,630
Net change in unrealized appreciation (depreciation) of investments................             24,609,083
                                                                                         -----------------
       Net gain (loss) on investments..............................................             35,197,713
                                                                                         -----------------
Increase (decrease) in net assets from operations..................................     $       35,615,398
                                                                                         =================









--------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

DELAFIELD FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2000 AND 2001

================================================================================



                                                                            2001                       2000
                                                                      ---------------            ---------------
INCREASE (DECREASE) IN NET ASSETS

Operations:
 Net investment income............................................    $       417,685            $       448,069

 Net realized gain (loss) on investments..........................         10,588,630                  1,024,217

 Net change in unrealized appreciation (depreciation).............         24,609,083                  9,709,384
                                                                       --------------             --------------
  Increase (decrease) in net assets from operations...............         35,615,398                 11,181,670

Distributions from:

 Net investment income............................................    (       417,685)           (       448,069)

 Short-term realized gain.........................................    (     3,832,517)           (        70,029)

 Long-term realized gain..........................................    (     6,859,094)           (       916,858)

 Return of capital................................................    (         4,154)           (         1,651)

Capital share transactions (Note 3)

       Institutional Class........................................         76,830,139                  3,442,007

       Retail Class...............................................             --                (           731)
                                                                       --------------             --------------
  Total increase (decrease).......................................        101,332,087                 13,186,339

Net Assets:

 Beginning of year................................................         98,714,694                 85,528,355
                                                                       --------------             --------------
 End of year......................................................    $   200,046,781            $    98,714,694
                                                                       ==============             ==============









--------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

DELAFIELD FUND, INC.
NOTES TO FINANCIAL STATEMENTS

================================================================================
1. Summary of Accounting Policies

Delafield Fund, Inc. is a no-load, diversified, open-end management investment company registered under the Investment Company Act of 1940. The investment objectives of the Fund are to seek long-term preservation of capital and growth of capital by investing primarily in equity securities of domestic companies. Its financial statements are prepared in accordance with accounting principles generally accepted in the United States of America for investment companies as follows:

     a) Valuation of  Securities  -

     Securities traded on a national securities exchange or admitted to trading on the National Association of Securities Dealers Inc. Automated Quotations National List are valued at the last reported sales price on the last business day of the fiscal period. Common stocks for which no sale was reported on that date and over-the-counter securities, are valued at the mean between the last reported bid and asked prices. United States Government obligations and other debt instruments having sixty days or less remaining until maturity are stated at amortized cost. Debt instruments having a remaining maturity of more than sixty days are valued at the highest bid price obtained from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved as reliable by the Board of Directors. All other investment assets, including restricted and not readily marketable securities, are valued in such manner as the Board of Directors in good faith deems appropriate to reflect their fair market value.

     b)  Federal  Income  Taxes -

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required. Distributions of net investment income and short-term capital gain are taxable to shareholders as ordinary income.

     c) Use of Estimates -

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     d) General -

     Securities transactions are recorded on the trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividends and capital gain distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. It is the Fund's policy to take possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities plus accrued interest are sufficient to cover the value of the repurchase agreements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

DELAFIELD FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

================================================================================
2. Investment Management Fees and Other Transactions with Affiliates

Under the Investment Management Contract, the Fund pays an investment management fee to Reich & Tang Asset Management, LLC (the "Manager") equal to .80% of the Fund's average daily net assets.

Pursuant to an Administrative Services Agreement, the Fund pays to the Manager an annual fee of .21% of the Fund's average daily net assets.

Brokerage commissions paid during the period to the Reich & Tang Distributors, Inc., amounted to $217,802.

Fees are paid to Directors who are unaffiliated with the Manager on the basis of $2,000 per annum plus $500 per meeting attended.

Included in the Statement of Operations under the caption "Shareholder servicing and related shareholder expenses" are fees of $63,339 paid to Reich & Tang Services, Inc., an affiliate of the Manager as shareholder servicing agent for the Fund. Also included under the same caption are expense offsets of $7,166.

Included in the Statement of Operations under the caption "Custodian Expenses" are expense offsets of $41.

3. Capital Stock

On June 16, 2000, the Fund acquired the net assets of Reich & Tang Equity Fund, Inc. ("RTEF") pursuant to a plan of reorganization approved by RTEF shareholders. The merger was accompanied by a tax-free exchange of 1,919,954 shares of the Fund (valued at $14.43 per share) for the net assets of RTEF which aggregated $27,704,933, including $1,726,234 of unrealized appreciation. The combined net assets of the Fund immediately after the merger were $106,648,632.

At December 31, 2001, 20,000,000,000 shares of $.001 par value stock were authorized. Net assets at December 31, 2001, are comprised as follows:


Paid in capital..............................       $167,459,811
Accumulated net realized gain (loss).........       (    127,730)
Net unrealized appreciation (depreciation)...         32,714,700
                                                    ------------
     Net assets..............................        200,046,781
                                                    ============



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------




================================================================================

3. Capital Stock (Continued)

The Fund discontinued sales of Retail Class shares on August 22, 2000. Transactions in capital stock were as follows:

                                                      Year Ended                         Year Ended
                                                   December 31, 2001                  December 31, 2000
                                             -----------------------------       -----------------------------
                                                 Shares          Amount             Shares           Amount
                                             ------------      -----------       -----------      ------------
Sold................................            7,126,407     $135,914,971         1,037,172     $  14,897,365
Shares issued on merger.............            --               --                1,919,954        27,704,933
Issued on reinvestment of dividends.              548,382       10,810,241            89,370         1,381,663
Redeemed............................         (  3,765,321)    ( 69,895,073)      ( 2,876,721)    (  40,541,954)
                                              -----------      -----------        ----------      ------------
Net increase (decrease).............            3,909,468     $ 76,830,139           169,775     $   3,442,007
                                              ===========      ===========        ==========      ============


4.   Investment Transactions

Purchases and sales of investment securities, other than U.S. Government direct and agency obligations and short-term investments, totaled $126,173,629 and $104,842,379, respectively.

















--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DELAFIELD FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

================================================================================
5. Financial Highlights



                                                                                               Year Ended
                                                                                              December 31,
                                                                  ------------------------------------------------------------------
                                                                     2001          2000          1999          1998          1997
                                                                  ----------    ----------    ----------    ----------    ----------
Per Share Operating Performance:
(for a share outstanding throughout the year)
Net asset value, beginning of year.........................       $  15.80      $  14.07      $  13.06      $  14.88      $  13.49
                                                                  ----------    ----------    ----------    ----------    ----------
Income from investment operations:
   Net investment income...................................           0.06          0.07          0.09          0.12          0.21
Net realized and unrealized
  gains (losses) on investments............................           5.02          1.89          1.01      (   1.82  )       2.42
                                                                  ----------    ----------    ----------    ----------    ----------
Total from investment operations...........................           5.08          1.96          1.10      (   1.70  )       2.63
                                                                  ----------    ----------    ----------    ----------    ----------
Less distributions:
  Dividends from net investment income.....................       (   0.06  )   (   0.07  )   (   0.09  )   (   0.12  )   (   0.21 )
  Distributions from net realized gains
   on investments..........................................       (   1.12  )   (   0.16  )       --            --        (   1.03 )
                                                                   ---------     ---------    ----------    ----------     --------
Total distributions........................................       (   1.18  )   (   0.23  )   (   0.09  )   (   0.12  )   (   1.24 )
                                                                   ---------     ---------     ---------     ---------     --------
Net asset value, end of year...............................       $  19.70      $  15.80      $  14.07      $  13.06      $  14.88
                                                                  ==========    ==========    ==========    ==========    ==========
Total Return...............................................          32.18%        13.98%         8.40%     (  11.47% )      19.66%
Ratios/Supplemental Data
Net assets, end of year (000)..............................       $ 200,047     $  98,715     $  85,528     $ 103,730     $ 146,624
Ratios to average net assets:
  Expenses, net of fees waived (a).........................           1.25%         1.28%         1.25%         1.24%         1.29%
  Net investment income....................................           0.33%         0.52%         0.56%         0.83%         1.64%
  Management, administration and
   shareholder servicing fees waived.......................           0.00%         0.00%         0.00%         0.16%         0.20%
  Expenses paid indirectly.................................           0.01%         0.00%         0.00%         0.00%         0.00%
Portfolio turnover rate....................................          98.26%        99.53%       105.37%        81.56%        55.43%

(a) Includes expenses paid indirectly.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

DELAFIELD FUND, INC.
REPORT OF INDEPENDENT ACCOUNTANTS

================================================================================
The Board of Directors and Shareholders of
Delafield Fund, Inc.


In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delafield Fund, Inc. (the "Fund") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the two years in the period ended December 31, 1998 were audited by other independent accountants whose report dated January 29, 1999 expressed an unqualified opinion on those statements.





PricewaterhouseCoopers LLP
New York, New York
February 11, 2002



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

DELAFIELD FUND, INC.
ADDITIONAL INFORMATION
(UNAUDITED)

================================================================================




                                                  Directors and Officers Information
                                                          December 31, 2001+
--------------------------  -------------- --------------- -------------------------- ------------------------ --------------
                                               Term of                                 Number of Portfolios        Other
                            Position (s)     Office and      Principal Occupation(s)       in Fund Complex      Directorships
                              Held with       Length of            During Past         Overseen by Director       held by
     Name, Address*,            Fund         Time Served           5 Years                  or Officer            Director
         and Age
--------------------------  -------------- --------------- -------------------------- ------------------------ --------------
Dr. W. Giles Mellon,        Director          1993         Professor of Business      Director/Trustee of         N/A
Age 70                                                     Administration in the      12 other portfolios
                                                           Graduate School of
                                                           Management, Rutgers
                                                           University
--------------------------  -------------- --------------- -------------------------- ------------------------ --------------
Robert Straniere, Esq.,     Director          1993         Owner, Straniere Law Firm  Director/Trustee of         N/A
Age 60                                                                                12 other portfolios
--------------------------  -------------- --------------- -------------------------- ------------------------ --------------
Dr. Yung Wong,              Director          1993         Managing Directors of      Director/Trustee of         N/A
Age 63                                                     Abacus Associates          12 other portfolios
--------------------------  -------------- --------------- -------------------------- ------------------------ --------------
J. Dennis Delafield,        Chairman,         1993         Managing Director of       No other portfolios         N/A
Age 65                      CEO and                        Reich & Tang
                            Directors**                    Asset Management, LLC
                                                           ("RTAM, LLC"), a
                                                           registered Investment
                                                           Advisor

--------------------------  -------------- --------------- -------------------------- ------------------------ --------------
Richard DeSanctis,          Treasurer         1992         Executive Vice President,  Officer of 17 other         N/A
Age 45                      and Asst                       CFO of RTAM, LLC           portfolios
                            Secretary
--------------------------  -------------- --------------- -------------------------- ------------------------ --------------
Steven W. Duff,             Executive         1994         Manager and President of   Director/Trustee            N/A
Age 48                      Vice                           RTAM, LLC                  and/or Officer of 17
                            President                                                 other portfolios
--------------------------  -------------- --------------- -------------------------- ------------------------ --------------
Molly Flewharty,            Vice              1987         Senior Vice President of   Vice President of 17        N/A
Age 50                      President                      RTAM, LLC                  other portfolios
--------------------------  -------------- --------------- -------------------------- ------------------------ --------------
Rosanne Holtzer,            Secretary         1998         Senior Vice President of   Officer of 17 other         N/A
Age 37                      and Asst                       RTAM, LLC                  portfolios
                            Treasurer
--------------------------  -------------- --------------- -------------------------- ------------------------ --------------
Cleo Piperis,               Vice              2001         Account Administrator of   No other portfolios         N/A
Age 26                      President                      the Delafield Asset
                                                           Management Division of
                                                           RTAM, LLC
--------------------------  -------------- --------------- -------------------------- ------------------------ --------------
Vincent Sellecchia,         President         1993         Managing Director of the   No other portfolios         N/A
Age 49                                                     Capital Management
                                                           Division of RTAM, LLC
--------------------------  -------------- --------------- -------------------------- ------------------------ --------------


* The address for each of the above directors/officers of the Fund is Reich & Tang Asset Management, LLC, 600 Fifth Avenue, New York, NY 10020.

** Deemed an interested person of the Fund due to his affiliation with RTAM, LLC, the Fund's investment advisor.

+ The Statement of Additional Information includes additional information about Delafield Fund, Inc. (the "Fund") directors and is available, without charge, upon request by calling the fund's transfer agent at 1-800-221-3079.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



                               December 31, 2001





DELAFIELD
FUND, INC.




Graphics Ommitted








                                  Annual







--------------------------------------------------------------------------------

--------------------------------------------------------------------------------






------------------------------------------------------
This report is submitted for the general  information
of  the   shareholders   of  the  Fund.   It  is  not
authorized for distribution to prospective  investors
in the Fund  unless  preceded  or  accompanied  by an
effective  prospectus,   which  includes  information
regarding   the  Fund's   objectives   and  policies,
experience  of  its  management,   marketability   of
shares, and other information.
------------------------------------------------------

Delafield Fund, Inc.

     600 Fifth Avenue
     New York, New York 10020

Manager

     Reich & Tang Asset Management, LLC
     600 Fifth Avenue
     New York, New York 10020

Custodian

     The Bank of New York
     15 Broad Street, 7th Floor
     New York, New York 10286

Transfer Agent &
   Dividend Disbursing Agent

     Reich & Tang Services, Inc.
     600 Fifth Avenue
     New York, New York 10020


Graphics Omitted

  DEL1201A